Exhibit 99.1

Quality Gold, A Leading Vertically Integrated Specialty Logistics and Jewelry Distributor, to Become a Publicly Traded Company Via Business Combination with Tastemaker Acquisition Corp.

Fairfield, OH and New York, NY – October 21, 2022 – Quality Gold, Inc. and certain of its affiliates and subsidiaries (“Quality Gold” or the “Company”), a leading vertically integrated specialty logistics and jewelry distributor, and Tastemaker Acquisition Corp. (Nasdaq: TMKR), a publicly traded special purpose acquisition company led by co-Chief Executive Officers Dave Pace and Andy Pforzheimer, today announced they have entered into a definitive agreement for a business combination that will result in Quality Gold becoming a public company. Upon closing of the transaction, the combined company will be named Quality Gold Holdings, Inc. and is expected to be listed on the Nasdaq under the ticker “QGLD.” The combined company will be led by Michael Langhammer, Chief Executive Officer, and Jason Langhammer, Chief Operating Officer.

Quality Gold is a leading, global, vertically integrated distributor with operations in the United States, Canada and India, supplying e-commerce platforms, independent jewelry retailers, both national and regional chains, and department stores. The Company has over 15,000 loyal retail partners, who rely on Quality Gold’s ability to supply over 165,000 products. Those retail partners have, on average, an approximate 17-year relationship with Quality Gold.

During its more than 40-year history, Quality Gold has developed a robust, efficient and tech-enabled infrastructure that has created a resilient operating model and deep competitive moat. The Company delivers exceptional value to its e-tail and retailer partners through proprietary sourcing, logistics, distribution, and drop shipping capabilities with no minimum order quantities. Quality Gold enjoys deep relationships with more than 400 strategic suppliers globally and has demonstrated significant efficiencies with ~78% of orders automated. The Company’s product offerings consist of approximately 165,000 SKUs across major categories, and along with its strategic supplier offerings, the Company maintains a robust product development pipeline. Quality Gold also has a proven track record of strategic M&A activity, successfully completing 12 add-on acquisitions since 2012 while maintaining consistent growth across economic cycles, outpacing the industry.

Key Investment Highlights

•	Leading jewelry distributor with consistent growth outpacing the industry

•	Vertically integrated, global business with significant barriers to entry

•	Premier tech-enabled logistics and fulfillment capabilities

•	Exceptional and consistent financial performance across economic cycles

•	Highly diversified across SKUs, product lines, customers, suppliers and sales channels

•	Impressive acquisition track record with 12 successful transactions closed since 2012

•	Leadership team with extensive industry experience

•	Significant near-term growth opportunities with existing and new partners

Highlights of the Proposed Transaction

•	Quality Gold, Inc. is a leading distributor to the jewelry market in the U.S. with a 40-year track record of profitable growth including record FY2022 performance with revenue of $534mm and adjusted EBITDA of $82mm (fiscal year ended March 31, 2022)

•	Quality Gold is a vertically integrated global business with significant barriers to entry; the company has generated consistent financial performance across economic cycles through significant diversification across SKUs, product lines, customers, suppliers and sales channels

•	The combined company enterprise valuation is expected to be $989 million; the combined company will continue to be led by Michael and Jason Langhammer and current senior management

•	Proceeds of the transaction, including the non-redeemed portion of the $279 million cash-in-trust of Tastemaker Acquisition Corp., are expected to strengthen Quality Gold’s strategic growth initiatives, including targeted M&A; Quality Gold successfully acquired and integrated 12 companies since 2012

•	The transaction does not have a minimum cash condition and is expected to close in the first quarter of 2023

Management Commentary

“We are thrilled to partner with Dave, Andy and the rest of the best-in-class team at Tastemaker, who are seasoned operators and directors of listed companies, as we become a publicly traded company,” said Michael Langhammer. “With the overwhelming support of our loyal and expansive customer base, Quality Gold has built a premier distribution business with a proven track record of success spanning more than four decades. With the resources provided through the transaction and those that will be available to us as a public company, we will be able to continue to build out our product offerings, deepen our retailer relationships, and further fuel our robust acquisition strategy as the highly fragmented jewelry industry naturally consolidates.”

“We are excited to take this major step forward in becoming a publicly traded company,” said Jason Langhammer. “Our decision to go public is intended to supercharge Quality’s Gold’s growth as the premier jewelry logistics and distribution provider. We have built a business that is well diversified across products, suppliers and customers, has proven to be incredibly stable, and is poised for strong future growth. We look forward to propelling our profitable business to new heights in the public markets.”

“Quality Gold is uniquely positioned as a vertically integrated supplier with significant barriers to competitive entry, reinforced by its innovative technology-enabled logistics and distribution capabilities,” commented Dave Pace. “Michael, Jason and the rest of Quality Gold’s executive leadership team have unrivaled expertise in the jewelry industry and created a sustainable business model that has consistently generated increasing revenues and EBITDA across various economic cycles. Now, with access to the public markets, they are poised to build upon their already impressive industry-leading position.”

“Tastemaker was formed to identify an exceptional company with a significant competitive moat and trajectory for growth, and we believe we have found that in Quality Gold,” said Andy Pforzheimer. “The revenue and product diversification, consistent financial performance and track record of successful acquisitions offer an exciting platform for growth, and their 40-year history demonstrates that this is a real, profitable and sustainable business. We are thrilled to be a part of this exciting next chapter of growth for Quality Gold as it becomes a public company and continues to serve the jewelry industry and deliver value to all stakeholders.”

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Transaction Overview

The transaction brings Quality Gold, a premier jewelry logistics and distribution provider, into the public markets to execute on its next phase of growth. Existing Quality Gold equityholders will retain ~94%1 of the combined company’s pro forma equity. The transaction implies a pro forma enterprise value for Quality Gold of $989 million. The Company will use the proceeds raised during the transaction for general corporate purposes and to enable continued strategic acquisitions.

The Boards of Directors of Quality Gold and Tastemaker have unanimously approved the transaction. The transaction, which does not have a minimum cash condition, will require the approval of Tastemaker stockholders, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. It is expected to close in the first quarter of 2023.

Additional information about the proposed transaction, including a copy of the business combination agreement and an investor presentation, will be provided in a Current Report on Form 8-K to be filed by Tastemaker with the U.S. Securities and Exchange Commission and will be available on the Tastemaker and Quality Gold websites as well as at www.sec.gov.

A pre-recorded investor presentation will also be available on the Tastemaker and Quality Gold websites.

Advisors

Stifel is acting as financial advisor and Cowen and Craig-Hallum are acting as capital markets advisors to Tastemaker. RKCA is acting as financial advisor to Quality Gold. DLA Piper LLP (US) and Ellenoff Grossman and Schole are acting as legal advisors to Tastemaker. Frost Brown Todd LLC is acting as legal advisor to Quality Gold. Mintz is acting as legal advisor to Stifel, Cowen and Craig-Hallum. Grant Thornton is Quality Gold’s auditor, and Cohn Reznick provided accounting and tax advisory services to Tastemaker.

About Quality Gold, Inc.

Founded in 1979, Quality Gold, Inc. is a global company headquartered in Fairfield, Ohio, and operates within the United States, Canada and India. The Company offers more than 165,000 jewelry and gift products that are available to ship same day. Quality Gold actively serves more than 15,000 retailers across the United States, its territories, and Canada. The Company’s business has been built on a commitment to provide the largest selection of products, the best service, and the best value to its customers. For more information, please visit https://www.qgold.com/.

About Tastemaker Acquisition Corp.

Tastemaker Acquisition Corp., led by Dave Pace, Co-Chief Executive Officer; Andy Pforzheimer, Co-Chief Executive Officer; Gregory Golkin, President; Christopher Bradley, Chief Financial Officer; and Daniel Fleischmann, Chief Strategy Officer, is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information, please visit https://www.tastemakeracq.com/.

1 Illustrative percentage ownership represents 90% Tastemaker redemption scenario.

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Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of applicable United States federal securities laws. Forward-looking statements include, but are not limited to, statements regarding any of Tastemaker’s, Quality Gold’s, or their respective affiliates’ expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: (i) the size, demand, and growth potential of the markets for Quality Gold’s products, (ii) Quality Gold’s business and acquisition strategy, (iii) the expansion of Quality Gold’s product categories, (iv) the implied upside and implied valuation of Quality Gold, (v) potential competition; (vi) Quality Gold’s projected financial results, (vii) statements regarding Quality Gold’s value, (viii) statements regarding the potential results and benefits of the Proposed Business Combination, the amount of cash to be delivered at closing from Tastemaker’s trust account, and stockholder value, (ix) expectations related to the terms of the proposed business combination and related transactions between Tastemaker and Quality Gold (the “Proposed Business Combination”), and (x) statements regarding the satisfaction of closing conditions to the Proposed Business Combination and the timing of the completion of the Proposed Business Combination. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in those statements due to various important factors, including, but not limited to: (i) the outcome of any proceedings that may be instituted against Tastemaker or Quality Gold following the announcement of the Proposed Business Combination; (ii) the inability of Tastemaker and Quality Gold to complete the Proposed Business Combination, including due to failure to obtain approval of the stockholders of Tastemaker, delays in obtaining, adverse conditions in, or the inability to obtain regulatory approvals, or delays in completing regulatory reviews, required to complete the Proposed Business Combination; (iii) the risk that the Proposed Business Combination disrupts current plans and operations, and (iv) the inability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and suppliers and retain key employees, costs related to the Proposed Business Combination, changes in applicable law and regulations, the possibility that the combined company may be adversely affected by other economic, business, regulatory and/or competitive factors, the impact of the global COVID-19 pandemic, and other risks and uncertainties described in Tastemaker’s Annual Report on Form 10-K for the year ended December 31, 2021, and its Quarterly Reports on Form 10-Q and the Registration Statement on Form S-4 to be filed by New Parent (as defined below) in connection with the Proposed Business Combination, including those under “Risk Factors” in those filings with the United States Securities and Exchange Commission (the “SEC”), and as indicated from time to time in Tastemaker’s and New Parent’s other SEC filings. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Tastemaker’s registration statement on Form S-1, the proxy statement/prospectus on Form S-4 relating to the Proposed Business Combination, which is expected to be filed with the SEC by an affiliate of Quality Gold (“New Parent”), and other documents filed by Tastemaker, Quality Gold or any of their respective affiliates from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Tastemaker, Quality Gold or any of their respective affiliates and their respective representatives assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Tastemaker, Quality Gold or any of their respective affiliates nor any of their respective representatives gives any assurance that Tastemaker, Quality Gold or any of their respective affiliates will achieve their respective expectations.

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No Offer or Solicitation

This press release shall not constitute an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Business Combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the proposed transactions, New Parent intends to file a registration statement on Form S-4, which will include a prospectus with respect to New Parent’s securities to be issued in connection with the proposed transaction and a proxy statement with respect to Tastemaker’s stockholder meeting to vote on the transaction, with the SEC. New Parent, Tastemaker and Quality Gold urge investors and other interested persons to read, when available, the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Tastemaker and Quality Gold through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Tastemaker or New Parent can be obtained free of charge by directing a written request to Tastemaker Acquisition Corp. at 501 Madison Avenue, Floor 5, New York, NY 10022.

Participants in the Solicitation

New Parent, Tastemaker, Quality Gold and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Tastemaker’s stockholders in connection with the Proposed Business Combination. You may obtain more detailed information regarding the names and interests in the Proposed Business Combination of Tastemaker’s directors and officers in Tastemaker’s filings with the SEC, including Tastemaker’s annual report on Form 10-K for the year ended December 31, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Tastemaker’s stockholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus forming a part of the Registration Statement. Investors and security holders of Tastemaker and Quality Gold are urged to carefully read in their entirety the proxy statement/prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the Proposed Business Combination.

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Non-GAAP Financial Measures

This press release also includes certain non-GAAP (as defined below) financial measures Quality Gold uses to evaluate its operations, measure its performance and make strategic decisions, including adjusted EBITDA. Quality Gold and Tastemaker believe that adjusted EBITDA provides useful information to investors and others in understanding and evaluating the current and projected operating results of Quality Gold in the same manner as management. However, adjusted EBITDA is not a financial measure calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) and should not be considered as substitutes for revenue, net income, operating profit or any other operating performance measures calculated in accordance with GAAP. Adjusted EBITDA includes EBITDA of Quality Gold, Inc., adjusted to add back (1) professional fees, (2) excess compensation, (3) EBITDA of MTM, Inc. and (4) an estimated $3 million of incremental EBITDA from other entities that is specific to FY2022, and to deduct PPP loan forgiveness for Quality Gold, Inc. and MTM, Inc.

Contacts

Investor Relations

Caitlin Churchill

ICR, Inc.

QualityGoldIR@icrinc.com

Media Relations

Keil Decker

ICR, Inc.

QualityGoldPR@icrinc.com

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